Other Noncurrent Liabilities	12 Months Ended
Dec. 31, 2012
Other Liabilities, Noncurrent [Abstract]
Other Noncurrent Liabilities
Other Noncurrent Liabilities

	December 31,
(in thousands)	2012	2011
Employee benefits	$140,501	$120,558
Interest rate swaps	30,508	33,424
Environmental remediation	16,869	18,467
Asbestos litigation reserve	9,453	9,389
Environmental dismantling	300	337
Other	16,596	11,269
	$214,227	$193,444

The increase in employee benefits primarily reflects the decrease in the funded status of our pension and postretirement plans resulting from lower discount rates. See Note 19 for further information on these employee benefit plans. Environmental remediation and environmental dismantling include our asset retirement obligations. Further information on the interest rate swaps is in Note 16.